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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549


                            FORM 8-K

                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        NOVEMBER 1, 2000
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                   SABRE HOLDINGS CORPORATION
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                1-12175          75-2662240
   (STATE OR OTHER     (COMMISSION FILE NO.)  (IRS EMPLOYER
JURISDICTION OF INCORPORATION)               IDENTIFICATION NO.)



                     4255 AMON CARTER BLVD.
                    FORT WORTH, TEXAS 76155
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400







ITEM 9.        REGULATION FD DISCLOSURE.

     On November 2, 2000, Registrant will conduct an analyst and investor conference in New York City, New York. Slides of the presentations for the conference will be available on the "Investor Relations" page of Registrant's Web site at www.sabre.com beginning on November 2. The following are the topics which the executives of the Registrant and the Registrant's subsidiaries will address: "Industry Evolution" by William J. Hannigan, Chairman, President and Chief Executive Officer; "Strategy and The Travel Value Chain" by Michael S. Gilliland, Senior Vice President and Chief Marketing Officer; "The New World of Travel Marketing and Distribution" by Eric J. Speck, Executive Vice President and President of the Travel Marketing and Distribution Unit; "The B2B Advantage" by Gadi Maier, Executive Vice President and President of GetThere; "Outsourcing and Software Solution Strategies" by Joseph Saliba, Senior Vice President - Sales, Account Management and Customer Care and Acting President of Outsourcing and Software Solutions; "Best of Breed Software Solutions" by Stephen Clampett, Senior Vice President - Software Solutions; "Emerging Businesses" by Thomas Klein, President of Emerging Businesses and Business Development; "From Legacy to New World" by R. Craig Murphy, Senior Vice President and Chief Technology Officer; "Financial Review" by Jeffery M. Jackson, Executive Vice President and Chief Financial Officer; "Long Term Strategic Goals" by William J. Hannigan, Chairman, President and Chief Executive Officer.


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                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SABRE HOLDINGS CORPORATION


                            By:  /s/ James F. Brashear
                            Name: James F. Brashear
                            Title:Corporate Secretary

Date: November 1, 2000